UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1.    Report to Stockholders

Mairs and Power

Growth Fund, Inc.

ANNUAL REPORT

December 31, 2005

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

February 9, 2006

To Our Shareholders:

Fourth Quarter Results

The overall stock market performed reasonably well in the final quarter reflecting the continuing strong growth in corporate profits, perceived strength in the economy and a favorable outlook for inflation reflecting some weakness in energy prices.  The Growth Fund performed very well showing a total investment return of 4.8% after considering the reinvestment of dividends and capital gains compared to a lesser return of 2.1% for both the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index.  The Fund also did better than an average return of 2.4% for a peer group universe of multi-cap core funds as measured by Lipper.

The economy turned out to be weaker than most observers had expected in the fourth quarter with a recently released preliminary estimate showing only a 1.1% growth in real Gross Domestic Product.  The major cause of the disappointing showing was a sharp slowdown in consumer spending, mainly for automobiles and housing.  Other contributing factors included a 13% decline in defense spending related to the timing of appropriations and a greater than expected increase in imports.  Business spending for equipment and software also showed some softness, but still increased a respectable 3.5%.  Corporate profits are estimated to have continued to increase at an impressive rate of nearly 14%.

While the Federal Reserve continued its recent pattern of increasing short-term interest rates, longer term rates have remained relatively stable suggesting a rather benign outlook for inflation.  However, the gradual rise in short-term interest rates relative to longer term rates has finally resulted in an interest rate curve inversion whereby short rates are now slightly higher than longer term rates.

Fourth quarter stock market gains were mostly concentrated in economically sensitive sectors such as basic industrials (chemicals, containers and packaging, metals and mining, and paper and forest products) and transportation (airlines, air freight and logistics, railroads and trucking). Financials also benefited from the expectation of steady to lower interest rates in the future resulting from a lessening of inflationary pressures due to lower energy costs.  Finally, unlike previous quarters, oil and gas and utilities were the poorest performing sectors.  Among holdings in the Fund, eFunds (+24.5%), MoneyGram International (+20.1%), Ceridian (+19.8%) and Toro (+19.1%) did the best while MTS Systems (-8.4%), Verizon Communications (-7.9%), Pfizer (-6.6%) and Baxter International (-5.6%) fared the worst.

2005 in Review

The full year of 2005 proved to be quite challenging for most investors.  While all the major market indices were in positive territory, representation in energy and utility sectors accounted for nearly all of the gains.  Consequently, funds that lacked any significant energy exposure, like the Growth Fund, found it difficult to keep pace.  During the year, the Fund achieved a total investment return of 4.4% after adjustment for the reinvestment of dividends and capital gains.  This compared to returns of 1.7% for the DJIA and 4.9% for the S & P 500.  A comparable peer group universe of multi-cap core funds as measured by Lipper produced a somewhat greater average return of 6.6%.

When viewing investment results, investors should always consider longer term periods of time as well as the most recent period.  In this regard, the Growth Fund compares very well relative to both the popular market averages as well as other comparable funds over a five year period.  The Fund produced an average annual return of 8.8% for the five year period ending December 31, 2005 compared to respective returns of only 2.0% and 0.6% for the DJIA and the S&P 500.  A peer group universe of multi-cap core funds as measured by Lipper had an average return of 1.7%.

Despite a slowdown in the fourth quarter, the 2005 economy proved remarkably resilient in the face of rising energy costs and several interest rate increases by the Fed.  Preliminary indications are that real GDP increased 3.5% compared to 4.2% the previous year in 2004.  Both years experienced a rate of growth above the long-term average of slightly better than 3% and benefited from relatively strong trends in both consumer and business spending.  Corporate profits continued their strong recovery in recent periods showing another year of “low teens” growth.

Outlook for 2006

Prospects for the economy over the coming year appear to be positive.  The recent slowdown may prove to be short-lived given recent trends in employment and new durable goods orders.  However, higher interest rates and growth in installment debt during recent years may restrain consumer spending to some extent.  This suggests that future GDP growth may be more in line with the long-term historical rate of approximately 3% even though business and government spending remain reasonably strong.  Corporate profit growth is also expected to slow but still remain close to “double digit” levels due to some incremental improvement in profitability.

The major uncertainty looking ahead appears to be the trend in energy costs.  If crude oil remains above $60 per barrel for an extended period of time, consumer spending may be affected more than is currently expected.  Moreover, a ripple effect throughout the cost structure of most corporations would likely result in a higher rate of inflation.  This in turn could lead to additional Fed action to raise interest rates to a higher level than presently contemplated.

Assuming some moderation in energy costs, and that corporate profits continue growing at an above average rate, the outlook for the stock market appears attractive.  Current valuation levels (16x estimated 2006 operating earnings for the S & P 500) seem reasonable relative to historical levels as well as the prevailing level of interest rates.

Co-Manager Appointed

Effective January 1, 2006, Mark L. Henneman, Vice President, Mairs and Power, Inc. has been appointed to serve as co-manager of the Mairs and Power Growth Fund.  Mark joined Mairs and Power, Inc. in 2004 after serving in various investment positions with a number of other major organizations.

William B. Frels
President

PERFORMANCE INFORMATION

Comparison of the change in value of a $10,000 investment in the Mairs and Power Growth Fund, Inc. (the Fund), the S & P 500 Index and the Consumer Price Index (CPI) from 12-31-95 to 12-31-05 (unaudited)

Average Annual Total Returns (for periods ending December 31, 2005)

	1 Year	5 Years	10 Years	20 Years
Mairs and Power Growth Fund	+4.4%	+8.8%	+13.9%	+14.8%

Past investment results do not guarantee future performance.  Please note that the above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO DIVERSIFICATION (unaudited)	as of December 31, 2005

The Fund’s industry sector allocations may vary over time according to changes in the portfolio.

Industry Sector	Percentage (%) of Total Net Assets
Health Care	17.8%
Financial	17.0%
Technology	14.5%
Basic Industries	11.9%
Capital Goods	10.9%
Consumer Cyclical	9.2%
Consumer Staple	8.7%
Diversified	7.0%
Utilities	0.6%
Other *	2.4%
100.0%

* Represents short-term investments plus other assets and liabilities (net).

TOP TEN PORTFOLIO HOLDINGS (unaudited)	as of December 31, 2005

The Fund’s top ten holdings may vary over time according to changes in the portfolio.

Top Ten Holdings	Percentage (%) of Total Net Assets
Wells Fargo & Co. (WFC)	4.6%
Medtronic, Inc. (MDT)	4.2%
Target Corp. (TGT)	4.1%
3M Co. (MMM)	4.0%
Emerson Electric Co. (EMR)	3.8%
Ecolab Inc. (ECL)	3.5%
U.S. Bancorp (USB)	3.4%
The Valspar Corp. (VAL)	3.4%
Graco Inc. (GGG)	3.3%
TCF Financial Corp. (TCB)	3.3%
37.6%

SCHEDULE OF INVESTMENTS

December 31, 2005

Number of Shares	Security Description	Market Value

	COMMON STOCKS 97.6%

	BASIC INDUSTRIES 11.9%
2,219,000	Bemis Co., Inc.	$61,843,530
2,420,000	Ecolab Inc.	87,773,400
2,020,000	H. B. Fuller Co.	64,781,400
3,490,000	The Valspar Corp.	86,098,300
		300,496,630
	CAPITAL GOODS 10.9%
2,360,000	Donaldson Co., Inc.	75,048,000
2,305,000	Graco Inc.	84,086,400
1,280,000	MTS Systems Corp.	44,339,200
2,070,000	Pentair, Inc.	71,456,400
		274,930,000
	CONSUMER CYCLICAL 9.2%
1,250,000	Briggs & Stratton Corp.	48,487,500
116,500	G&K Services, Inc. – Cl A	4,572,625
1,880,000	Target Corp.	103,343,600
1,755,200	The Toro Company	76,825,104
		233,228,829
	CONSUMER STAPLE 8.7%
1,560,000	General Mills, Inc.	76,939,200
2,040,000	Hormel Foods Corp.	66,667,200
2,350,000	SUPERVALU Inc.	76,328,000
		219,934,400
	DIVERSIFIED 7.0%
2,210,000	General Electric Co.	77,460,500
1,290,000	3M Co.	99,975,000
		177,435,500

Number of Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL 17.0%
1,260,000	Associated Banc-Corp.	$41,013,000
625,000	MoneyGram International Inc.	16,300,000
810,000	Principal Financial Group, Inc.	38,418,300
1,070,000	The St. Paul Travelers Companies, Inc.	47,796,900
3,090,000	TCF Financial Corp.	83,862,600
2,890,000	U.S. Bancorp	86,382,100
1,850,000	Wells Fargo & Co.	116,235,500
		430,008,400
	HEALTH CARE 17.8%
1,550,000	Baxter International Inc.	58,357,500
1,350,000	Johnson & Johnson	81,135,000
1,830,000	Medtronic, Inc.	105,353,100
580,000	Merck & Co., Inc.	18,449,800
2,520,000	Pfizer Inc.	58,766,400
1,320,000	St. Jude Medical, Inc. (b)	66,264,000
630,000	SurModics, Inc. (b)	23,303,700
640,000	Techne Corp. (b)	35,936,000
		447,565,500
	TECHNOLOGY 14.5%
975,715	ADC Telecommunications, Inc. (b)	21,797,473
2,940,000	Ceridian Corp. (b)	73,059,000
1,280,000	Corning Inc. (b)	25,164,800
1,287,030	eFunds Corp. (b)	30,167,983
1,290,000	Emerson Electric Co.	96,363,000
1,700,000	Honeywell International Inc.	63,325,000
1,850,000	Intel Corp.	46,176,000
335,200	Stratasys, Inc. (b)	8,383,352
		364,436,608

Number of Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	UTILITIES 0.6%
510,000	Verizon Communications Inc.	$15,361,200
		15,361,200

	TOTAL COMMON STOCKS (cost $1,799,096,219)	$2,463,397,067

PAR/Shares
	SHORT-TERM INVESTMENTS 2.3%
15,660,474	First American Prime Obligations Fund, Class I	$15,660,474
11,069,137	Merrill Lynch Premier Institutional Money Market Fund	11,069,137
10,000,000	AIG Funding Commercial Paper 4.05%, due 01/06/06	9,994,375
10,000,000	Cargill Global Funding Commercial Paper 4.22%, due 01/03/06 (a)	9,997,656
10,000,000	Prudential Funding Commercial Paper 4.19%, due 01/05/06	9,995,344

	TOTAL SHORT-TERM INVESTMENTS (cost $56,716,986)	56,716,986

	TOTAL INVESTMENTS 99.9% (cost $1,855,813,205)	$2,520,114,053

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	2,655,155

	TOTAL NET ASSETS 100%	$2,522,769,208

(a)    Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  This security has been determined to be liquid under guidelines established by the Fund’s Board of Directors.  As of December 31, 2005, this security represented .004% of total net assets.

(b) Non-income-producing

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at market value (cost $1,855,813,205) (Note 1)	$2,520,114,053
Receivable for Fund shares sold	1,480,182
Dividends and interest receivable	3,953,525
2,525,547,760
LIABILITIES
Payable for Fund shares redeemed	1,330,331
Accrued investment management fee (Note 2)	1,282,488
Accrued fund administration fee (Note 2)	21,587
Accrued expenses and other liabilities	144,146
2,778,552

NET ASSETS	$2,522,769,208

NET ASSETS CONSIST OF:
Capital	351,915
Additional paid-in capital	1,857,685,061
Accumulated undistributed net investment income	110,016
Accumulated net realized gain on investments	321,368
Net unrealized appreciation of investments	664,300,848
TOTAL NET ASSETS	$2,522,769,208

Fund shares issued and outstanding (par value $0.01 per share, 100,000,000 authorized)	35,191,520

Net asset value per share	$71.69

See accompanying ‘Notes to Financial Statements’.

STATEMENT OF OPERATIONS

Year ended December 31, 2005

INVESTMENT INCOME
Income:
Dividends	$42,690,370
Interest	552,354
TOTAL INCOME		$43,242,724

Expenses:
Investment management fees (Note 2)	14,024,417
Fund administration fees (Note 2)	233,806
Fund accounting	208,755
Directors’ compensation (Note 2)	154,850
Transfer agent fees	818,422
Custodian fees	144,104
Legal and audit fees	68,834
Other expenses	790,595
TOTAL EXPENSES		16,443,783
NET INVESTMENT INCOME		26,798,941

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold		32,420,110
Net change in unrealized appreciation/depreciation of investments		53,123,062
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		85,543,172

NET INCREASE IN NET ASSETS FROM OPERATIONS		$112,342,113

See accompanying ‘Notes to Financial Statements’.

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31
	2005	2004
OPERATIONS
Net investment income	$26,798,941	$8,379,658
Net realized gain on investments sold	32,420,110	23,481,915
Net change in unrealized appreciation of investments	53,123,062	242,116,495
NET INCREASE IN NET ASSETS FROM OPERATIONS	112,342,113	283,978,068

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(26,848,586)	(18,380,397)
Net realized gain	(32,155,051)	(23,545,206)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(59,003,637)	(41,925,603)

CAPITAL TRANSACTIONS
Proceeds from shares sold	586,760,010	581,743,498
Reinvestment of distributions from net investment income and net realized gains	53,932,983	38,442,267
Cost of shares redeemed	(229,472,287)	(111,791,335)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	411,220,706	508,394,430

TOTAL INCREASE IN NET ASSETS	464,559,182	750,446,895

NET ASSETS
Beginning of year	2,058,210,026	1,307,763,131
End of year (including accumulated undistributed net investment income of $110,016 and $159,661, respectively)	$2,522,769,208	$2,058,210,026

FUND SHARE TRANSACTIONS
Shares sold	8,442,594	8,961,142
Shares issued for reinvested distributions	751,223	553,830
Shares redeemed	(3,267,700)	(1,722,353)

NET INCREASE IN FUND SHARES	5,926,117	7,792,619

See accompanying ‘Notes to Financial Statements’.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company.  The objective of the Fund is to provide shareholders with a diversified holding of common stocks which may offer possibilities for long-term appreciation.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security.  If the last trade falls within the bid/ask range, then that price will be the closing price.  If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price.  If the last price is below the bid, the bid will be the closing price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system.  When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors.  Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions.  As of December 31, 2005,  no securities in the Fund were valued using this method.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold.  Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund.  Prior to July 1, 2005, the Fund was charged an investment management fee equal to 0.60% of average daily net assets per annum.  Effective July 1, 2005, the investment management fee paid to the Adviser by the Fund is equal to a rate of 0.60% of average daily net assets up to $2.5 billion, and 0.50% of average daily net assets in excess of $2.5 billion per annum.  The fund administration fee is equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

The owners of the Adviser include William B. Frels, who is a director and officer of the Fund, and other individuals who are officers of the Fund.  Mr. Frels does not receive compensation in his role as an interested director of the Fund.  Edward C. Stringer, formerly an interested director who is not a principal officer of the Fund, became an independent director effective June 30, 2005, when he resigned from the law firm which had been legal counsel to the Fund until September 30, 2005.  Mr. Stringer received $17,100 in compensation from the Fund as an interested director in 2005.

Note 3 – Indemnifications

In the normal course of business the Fund enters into contracts that contain general indemnifications to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$26,848,586	$19,241,812
Long-term capital gains	32,155,051	22,683,791
	$59,003,637	$41,925,603

At December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,855,813,205

Gross unrealized appreciation	$698,086,693
Gross unrealized depreciation	(33,785,845)
Net unrealized appreciation	$664,300,848

Undistributed ordinary income	$110,016
Undistributed long-term capital gains	321,368
Total distributable earnings	$431,384

Total accumulated earnings	$664,732,232

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2005, aggregated $446,914,065 and $62,643,885, respectively.

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios — for each share of capital stock outstanding throughout each year)

	Year ended December 31
	2005	2004	2003	2002	2001(1)

Per share
Net asset value, beginning of year	$70.33	$60.90	$49.26	$54.36	$53.41

Income from investment operations:
Net investment income	0.78	0.68	0.54	0.45	0.51
Net realized and unrealized gain (loss) on investments	2.29	10.25	12.40	(4.86)	2.95
Total from investment operations	3.07	10.93	12.94	(4.41)	3.46

Distributions to shareholders from:
Net investment income	(0.78)	(0.68)	(0.53)	(0.45)	(0.51)

Net realized gains	(0.93)	(0.82)	(0.77)	(0.24)	(2.00)
Total distributions	(1.71)	(1.50)	(1.30)	(0.69)	(2.51)

Net asset value, end of year	$71.69	$70.33	$60.90	$49.26	$54.36

Total return	4.4%	18.0%	26.3%	(8.1)%	6.5%

Net assets, end of year (000s omitted)	$2,522,769	$2,058,210	$1,307,763	$850,302	$679,027

Ratios/supplemental data:
Ratio of expenses to average net assets	0.70%	0.73%	0.75%	0.78%	0.76%

Ratio of net investment income to average net assets	1.15%	1.12%	1.05%	0.93%	0.97%

Portfolio turnover rate	2.77%	2.87%	2.41%	1.25%	7.91%

(1) All per share amounts for 2001 have been adjusted to give effect to a two-for-one stock split, which was paid on October 10, 2001.

See accompanying ‘Notes to Financial Statements’.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

Mairs and Power Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Growth Fund, Inc. at December 31, 2005, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 20, 2006

FUND EXPENSES  (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees).  The Fund is a “no-load” mutual fund.  As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below reports the Fund’s expenses during the reporting period (July 1, 2005 through December 31, 2005) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period.  You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below.  For example, if your account value is $10,500, divided by $1,000 = $10.50.  Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”  By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return.   The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2005	Ending Account Value 12/31/2005	Expenses Paid During Period *
Actual return	$1,000	$1,053.80	$3.62
Hypothetical assumed 5% return	$1,000	$1,025.21	$3.57

* The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.70%, multiplied by the average account value over the Fund’s second fiscal half-year, multiplied by the number of days in the Fund’s second fiscal half-year (184 days) divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling our Customer Service at 1-800-304-7404 and requesting a copy of the Statement of Additional Information; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS  (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC.  The schedule of portfolio holdings is also printed in the Fund’s first quarter, semiannual, third quarter and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Customer Service at 1-800-304-7404.  The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov.  Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling Customer Service at 1-800-304-7404.

Name (age) and address(1)	Position(s) held with the Fund and length of time served(2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by trustee
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR
William B. Frels (66)	President since June 2004 and Director since 1992	• President of the Investment Adviser (2002 to present). • Treasurer of the Investment Adviser (1996 to present). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS
Peter G. Robb (57)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser.	N/A	N/A

Jon A. Theobald (60)	Secretary since 2003; Chief Compliance Officer since 2004.

•   Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to present).

•    Senior Vice President, U.S. Trust Company (2001 to 2002).

•    Executive Vice President, Resource Trust Company(1996 to 2001).

			N/A	N/A

Lisa J. Hartzell (60)	Treasurer since 1996	• Manager of Mutual Fund Services of the Investment Adviser. • Vice President of the Investment Adviser (July 2004 to present).	N/A	N/A

Name (age) and address(1)	Position(s) held with the Fund and length of time served(2)	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by trustee
DISINTERESTED DIRECTORS
Charlton Dietz (74) 30 Seventh Street East Suite 3050 St. Paul, MN 55101	Board Chair since 2004; Director since 1997	• Retired Senior Vice President, Legal Affairs and General Counsel, 3M Company.	2	N/A

Norbert J. Conzemius (64)	Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (52)	Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation. • Vice President Corporate Human Resources, IA (2000), McLeod USA/Ovation Communications.	2	N/A

Edward C. Stringer (70)	Director since 2002	• Retired attorney (2002 to June 30, 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

(1)     Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN  55101.

(2)     Each Director serves until elected at each annual meeting or until his successor is appointed.  Each officer is elected annually.

MAIRS AND POWER GROWTH FUND, INC.

A No-Load Fund

For Any Shareholder Account Information and Inquiries

Call 1-800-304-7404

Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, Wisconsin 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Ernst & Young LLP

Suite 1400, 220 South Sixth Street

Minneapolis, Minnesota 55402

Item 2.                    Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.                    Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4.                    Principal Accountant Fees and Services

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2004	$29,800	$1,280	$3,852	None
2005	$32,050	$2,500	$4,066	None

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $4,850 for the fiscal year ending December 31, 2005.

(e)(2)

All of the services described in columns (b) through (d) in the table above that were provided on or after May 6, 2004, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)   The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $3,852 for the fiscal year ended December 31, 2004 and $4,066 for the fiscal year ended December 31, 2005.  The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $3,103 for the fiscal year ended December 31, 2004 and $3,317 for the fiscal year ended December 31, 2005.

(h)   The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

Item 5.	Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.	Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.	Portfolio Managers of Closed End Management Investment Companies.

Not applicable to registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management

Not applicable to registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)

There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

	(a) (1)	Code of Ethics

Mairs and Power Growth Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as Exhibit 12(a)(1) to this form.

	(a) (2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

	(a) (3)	Not applicable.

	(b)	Certifications required by 18 U.S.C. 1350.

Attached as exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	February 28, 2006

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	February 28, 2006

*  Print the name and title of each signing officer under his or her signature.